TIAA-CREF ENHANCED LARGE-CAP GROWTH INDEX FUND
(a series of the TIAA-CREF Funds)

SUPPLEMENT NO. 1
Dated June 22, 2011
to the February 1, 2011 Prospectus

Ruxiang (Michael) Qian is no longer a member of the Enhanced Large-Cap Growth Index Fund’s portfolio management team. Therefore, references to him should be removed from pages 8 and 16 of the Prospectus.

Additionally, to reflect that the Fund now has a single portfolio manager, the title and lead-in sentence to the portfolio manager chart on page 8 of the Prospectus should be replaced by the following:

“Portfolio Manager. The following person manages the Fund on a day-to-day basis:”

Similarly, the title, the paragraph before the chart of the section entitled “Portfolio Management Team” on page 16 of the Prospectus should be replaced by the following:

“PORTFOLIO MANAGEMENT

The Fund is managed by a portfolio manager, who is responsible for the day-to-day management of the Fund and who has expertise in the area(s) applicable to the Fund’s investments. Below is information on the Fund’s portfolio manager, along with his relevant experience. The personnel managing the Fund may change from time to time.”

Likewise, the paragraph after the chart within the section entitled “Portfolio Management Team” on page 17 of the Prospectus should be replaced by the following:

“The Fund’s SAI provides additional disclosure about the compensation structure of the Fund’s portfolio manager, the other accounts he manages, total assets in those accounts and potential conflicts of interest, as well as the portfolio manager’s ownership of shares of the Fund.”

A12729 (6/11)

TIAA-CREF ENHANCED INTERNATIONAL EQUITY INDEX FUND
(a series of the TIAA-CREF Funds)

SUPPLEMENT NO. 1
Dated June 22, 2011
to the February 1, 2011 Prospectus

Ping Wang is no longer a member of the Enhanced International Equity Index Fund’s portfolio management team. Therefore, references to him should be removed from pages 7 and 16 of the Prospectus.

A12737 (6/11)